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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) November 20, 2000




                       EXCALIBUR TECHNOLOGIES CORPORATION
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             (Exact name of registrant as specified in its charter)



         Delaware                     0-9747                  85-0278207
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(State or other jurisdiction        (Commission            (I.R.S. Employer
of incorporation)                     File No.)           Identification No.)


                          1921 GALLOWS ROAD, SUITE 200
                             VIENNA, VIRGINIA 221826
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (703) 761-3700
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Item 5.  Other Events.

On November 20, 2000, Excalibur Technologies Corporation (the "Corporation") issued a press release, a copy of which is attached as an exhibit to this Form 8-K, reporting financial results for its third fiscal quarter ended October 31, 2000.


Item 7.  Exhibits.

      99.1 Press Release issued by the Corporation on November 20, 2000


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                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                              EXCALIBUR TECHNOLOGIES CORPORATION



                              By:   /s/ Patrick C. Condo
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                                    Patrick C. Condo
                                    President and Chief Executive Officer



      Date:  November 20, 2000


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